Exhibit 99.1

PRESS RELEASE	Contact: Jeff W. Dick, Chairman & CEO
January 20, 2022, 8:00 AM ET	(703) 481-4567

MainStreet Bancshares, Inc. Reports Another Record Year

Bank Nets $22.2 Million and Improves Net Interest Margin

Fairfax, Virginia – January 20, 2022 - MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported record net income of $22.2 million for 2021.  Year-end results represent:

•	12.38% return on average equity
•	1.32% return on average assets
•	$2.65 per share of common stock (basic and diluted)
•	$20.94 per common share tangible book value

Net interest income of $53.5 million is up over 16% from last year.  Steady loan rates and reduced funding costs propelled the net interest margin higher by 40 basis points to 3.61% in December 2021, versus 3.21% a year earlier.  The Company’s efficiency ratio remains solid at 55%.

“Going forward, the Company’s balance sheet is positioned to respond well in a rising interest rate environment,” said Tom Chmelik, CFO and Senior Executive VP of MainStreet Bancshares, Inc. and MainStreet Bank.  “When the Federal Reserve initiates a rate increase, it should have a positive impact on the Company’s earnings.”

The portfolio of hotel loans continues to perform well, and asset quality remains pristine – as nonperforming assets represent a mere 0.05% of total assets.

The loan portfolio grew 4.1% in 2021.  Excluding Paycheck Protection Program (PPP) loans, originations of $526 million were offset by paydowns and sales of $364 million.  Paydowns in 2021 were significantly higher than normal, which was anticipated after the much lower than normal paydowns experienced in 2020.  The balance of PPP loans at year-end was $58 million.

Non-interest-bearing deposits represent 38% of the $1.4 billion in total deposits, and 77% of total deposits are core deposits.

“The team committed significant time and energy to helping our customers navigate the PPP debt forgiveness process,” said Abdul Hersiburane, President of MainStreet Bank.  “While this is core to relationship banking, it was counter-productive to balance sheet growth in the short-run.  We are very pleased to see the return of robust demand for traditional loans as businesses regain their footing and turn to us to support their growth.”

The Company is also mapping out strategic initiatives in other areas.  On October 25, 2021, the Company unveiled AvenuÔ - its Banking as a Service (BaaS) platform for fintechs. AvenuÔ is a proprietary solution purpose built for its fintech partners.  With AvenuÔ, fintech’s can be up-and-running as quickly as 60 days.  The Company is planning to go live with AvenuÔ in the third quarter of 2022.  If you are a fintech looking to add payments and deposits to your solution, go to Avenu.bank and join the queue today.

“The solution that the AvenuÔ team is developing will be transformational for the Company and the fintech community,” said Jeff W. Dick, Chairman & CEO of MainStreet Bancshares, Inc. and MainStreet Bank.  “We’re demystifying the banking process by offering fintechs modern API connectivity to our robust fintech core.  We’re also providing a purpose-built training program on banking and compliance that will bring the fintech’s team up-to-speed on all they need to know to operate in this space.  The net result for the Company should be a significant increase in low-cost deposits and a new source for fee income.”

ABOUT MAINSTREET BANK:  MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington D.C.  MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate.  MainStreet also works with the SBA to offer 7A and 504 lending solutions.  From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer’s experience.

MainStreet Bank was the first community bank in the Washington, DC metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.  We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands, except share data)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
ASSETS
Cash and cash equivalents
Cash and due from banks	$61,827	$67,992	$120,121	$118,399	$75,935
Federal funds sold	31,372	65,725	56,164	51,598	31,593
Total cash and cash equivalents	93,199	133,717	176,285	169,997	107,528
Investment securities available for sale, at fair value	99,913	171,603	165,791	180,028	147,414
Investment securities held to maturity, at carrying value	20,349	21,148	21,181	21,449	22,520
Restricted equity securities, at cost	15,609	9,972	9,994	9,642	4,616
Loans held for sale	—	—	—	—	57,006
Loans, net of allowance for loan losses of $11,697, $11,428, $11,133, $13,215, and $12,877, respectively	1,341,760	1,246,331	1,256,436	1,299,169	1,230,379
Premises and equipment, net	14,863	14,795	13,929	13,975	14,289
Other real estate owned, net	775	1,158	1,158	1,180	1,180
Accrued interest and other receivables	7,701	4,718	8,752	9,349	9,604
Computer software, net of amortization	2,493	1,165	—	—	—
Bank owned life insurance	36,241	35,987	35,736	25,518	25,341
Other assets	14,499	16,605	18,433	12,722	23,288
Total Assets	$1,647,402	$1,657,199	$1,707,695	$1,743,029	$1,643,165
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$530,678	$475,157	$486,001	$492,463	$370,497
Interest bearing DDA deposits	69,232	63,622	68,028	69,180	70,307
Savings and NOW deposits	85,175	79,556	72,353	72,259	74,099
Money market deposits	267,730	310,776	310,303	342,468	426,600
Time deposits	459,148	485,255	528,247	561,772	496,743
Total deposits	1,411,963	1,414,366	1,464,932	1,538,142	1,438,246
Subordinated debt	29,294	40,635	40,576	14,841	14,834
Other liabilities	17,357	18,169	22,559	17,868	22,420
Total Liabilities	1,458,614	1,473,170	1,528,067	1,570,851	1,475,500
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,466	29,462	29,446	29,437	29,130
Capital surplus	67,668	67,152	66,667	66,233	66,116
Retained earnings	64,194	59,920	55,676	49,090	44,179
Accumulated other comprehensive income	197	232	576	155	977
Total Stockholders’ Equity	188,788	184,029	179,628	172,178	167,665
Total Liabilities and Stockholders’ Equity	$1,647,402	$1,657,199	$1,707,695	$1,743,029	$1,643,165

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	December 31, 2021	December 31, 2020	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
INTEREST INCOME:
Interest and fees on loans	$61,743	$59,634	$15,532	$15,162	$15,257	$15,792	$15,933
Interest on investment securities	2,322	2,007	610	585	597	530	519
Interest on federal funds sold	134	431	61	38	20	15	15
Total interest income	64,199	62,072	16,203	15,785	15,874	16,337	16,467
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	229	317	59	60	55	55	108
Interest on savings and NOW deposits	165	221	38	38	47	42	52
Interest on money market deposits	772	2,162	127	148	220	277	418
Interest on time deposits	7,613	12,322	1,574	1,795	1,994	2,250	2,583
Interest on Federal Home Loan Bank advances and other borrowings	—	107	—	—	—	—	—
Interest on subordinated debt	1,884	966	539	541	567	238	240
Total interest expense	10,663	16,095	2,337	2,582	2,883	2,862	3,401
Net interest income	53,536	45,977	13,866	13,203	12,991	13,475	13,066
Provision for (recovery of) loan losses	(1,175)	3,610	295	290	(2,080)	320	(2,950)
Net interest income after provision for (recovery of) loan losses	54,711	42,367	13,571	12,913	15,071	13,155	16,016
NON-INTEREST INCOME:
Deposit account service charges	2,426	1,916	624	642	621	539	509
Bank owned life insurance income	900	779	253	252	218	177	183
Loan swap fee income	83	3,510	83	—	—	—	833
Net gain on held-to-maturity securities	6	—	3	—	—	3	—
Net gain (loss) on sale of loans	847	33	413	(40)	130	344	—
Other fee income	1,848	1,213	247	632	586	383	378
Total other income	6,110	7,451	1,623	1,486	1,555	1,446	1,903
NON-INTEREST EXPENSES:
Salaries and employee benefits	19,305	17,937	5,029	4,847	4,663	4,767	4,746
Furniture and equipment expenses	2,468	2,128	726	716	500	526	601
Advertising and marketing	1,565	1,003	450	438	402	275	290
Occupancy expenses	1,541	1,270	449	399	387	306	360
Outside services	1,394	959	485	292	280	336	263
Administrative expenses	685	674	192	202	141	150	166
Other operating expenses	5,907	6,287	1,389	1,567	1,500	1,449	1,732
Total other expenses	32,865	30,258	8,720	8,461	7,873	7,809	8,158
Income before income tax expense	27,956	19,560	6,474	5,938	8,753	6,792	9,761
Income tax expense	5,785	3,843	1,660	1,155	1,627	1,342	2,051
Net Income	22,171	15,717	4,814	4,783	7,126	5,450	7,710
Preferred stock dividends	2,156	635	539	539	539	539	635
Net income available to common shareholders	$20,015	$15,082	$4,275	$4,244	$6,587	$4,911	$7,075
Net income per common share, basic and diluted	$2.65	$1.85	$0.56	$0.56	$0.87	$0.65	$0.92
Weighted average number of common shares, basic and diluted	7,559,310	8,131,334	7,595,062	7,571,214	7,546,452	7,523,547	7,700,470

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	December 31, 2021		September 30, 2021		December 31, 2020		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$337,173	24.8%	$327,004	25.9%	$324,906	26.0%	3.1%	3.8%
Residential real estate loans	300,389	22.1%	223,029	17.6%	183,531	14.7%	34.7%	63.7%
Commercial real estate loans	534,188	39.3%	494,766	39.1%	466,898	37.4%	8.0%	14.4%
Commercial industrial loans - Other	105,675	7.8%	102,747	8.1%	94,847	7.6%	2.8%	11.4%
Commercial industrial loans - PPP Loans	58,339	4.3%	88,534	7.0%	135,180	10.8%	-34.1%	-56.8%
Consumer loans	23,171	1.7%	27,740	2.3%	44,073	3.5%	-16.5%	-47.4%
Total Gross Loans	$1,358,935	100.0%	$1,263,820	100.0%	$1,249,435	100.0%	7.5%	8.8%
Less: Allowance for loan losses	(11,697)		(11,428)		(12,877)
Net deferred loan fees	(5,478)		(6,061)		(6,179)
Net Loans	$1,341,760		$1,246,331		$1,230,379
DEPOSITS:
Non-interest bearing demand deposits	$530,678	37.6%	$475,157	33.6%	$370,497	25.8%	11.7%	43.2%
Interest-bearing demand deposits:
Demand deposits	69,232	4.9%	63,622	4.5%	70,307	4.9%	8.8%	-1.5%
Savings and NOW deposits	85,175	6.0%	79,556	5.6%	74,099	5.2%	7.1%	14.9%
Money market accounts	270,045	19.1%	310,776	22.0%	426,600	29.7%	-13.1%	-36.7%
Certificates of deposit $250,000 or more	285,395	20.2%	295,454	20.9%	213,077	14.8%	-3.4%	33.9%
Certificates of deposit less than $250,000	171,438	12.2%	189,801	15.4%	283,666	19.6%	-9.7%	-39.6%
Total Deposits	$1,411,963	100.0%	$1,414,366	100.0%	$1,438,246	100.0%	-0.2%	-1.8%
BORROWINGS:
Subordinated debt	29,294	100.0%	40,635	100.0%	14,834	100.0%	-27.9%	97.5%
Total Borrowings	$29,294	100.0%	$40,635	100.0%	$14,834	100.0%	-27.9%	97.5%
Total Deposits and Borrowings	$1,441,257		$1,455,001		$1,453,080		-0.9%	-0.8%

Core customer funding sources (1)	$1,108,177	76.9%	$1,097,948	75.5%	$1,046,087	72.0%	0.9%	5.9%
Brokered and listing service sources (2)	303,786	21.1%	316,418	21.7%	392,159	27.0%	-4.0%	-22.5%
Subordinated debt (3)	29,294	2.0%	40,635	2.8%	14,834	1.0%	-27.9%	97.5%
Total Funding Sources	$1,441,257	100.0%	$1,455,001	100.0%	$1,453,080	100.0%	-0.9%	-0.8%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended December 31, 2021			For the three months ended December 31, 2020
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,203,764	$15,532	5.12%	$1,311,726	$15,933	4.83%
Investment securities	115,712	610	2.09%	85,084	519	2.43%
Federal funds and interest-bearing deposits	192,442	61	0.13%	171,933	15	0.03%
Total interest earning assets	$1,511,918	$16,203	4.25%	$1,568,743	$16,467	4.18%
Other assets	161,136			71,013
Total assets	$1,673,054			$1,639,756
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$69,532	$59	0.34%	$71,906	$108	0.60%
Savings and NOW deposits	82,048	38	0.18%	70,542	52	0.29%
Money market deposit accounts	296,063	127	0.17%	390,645	418	0.43%
Time deposits	466,190	1,574	1.34%	509,963	2,583	2.02%
Total interest-bearing deposits	$913,833	$1,798	0.78%	$1,043,056	$3,161	1.21%
Subordinated debt	40,297	539	5.31%	14,823	240	6.44%
FHLB borrowings	1	—	—	4,511	—	—
Total interest-bearing liabilities	$954,131	$2,337	0.97%	$1,062,390	$3,401	1.27%
Demand deposits and other liabilities	532,216			428,726
Total liabilities	$1,486,347			$1,491,116
Stockholders’ Equity	186,707			148,043
Total Liabilities and Stockholders’ Equity	$1,673,054			$1,639,159
Interest Rate Spread			3.28%			2.91%
Net Interest Income		$13,866			$13,066
Net Interest Margin			3.64%			3.31%
Net Interest Margin, excluding PPP loans(4)			3.49%			3.19%

(1)	Includes loans classified as non-accrual
(2)	Includes average PPP balances of $74.1 million, related interest income of approximately $185,000, and $1.0 million in PPP fees recognized for the three months ended December 31, 2021
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the year ended December 31, 2021			For the year ended December 31, 2020
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)(2)(3)	$1,165,907	$61,743	5.30%	$1,219,525	$59,634	4.89%
Investment securities	99,902	2,322	2.32%	76,414	2,007	2.63%
Federal funds and interest-bearing deposits	216,436	134	0.06%	135,688	431	0.32%
Total interest earning assets	$1,482,245	$64,199	4.33%	$1,431,627	$62,072	4.34%
Other assets	202,895			66,561
Total assets	$1,685,140			$1,498,188
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$67,897	$229	0.34%	$37,431	$317	0.85%
Savings and NOW deposits	74,975	165	0.22%	66,028	221	0.33%
Money market deposit accounts	333,160	772	0.23%	314,398	2,162	0.69%
Time deposits	498,001	7,613	1.53%	535,116	12,322	2.30%
Total interest-bearing deposits	$974,033	$8,779	0.90%	$952,973	$15,022	1.58%
Subordinated debt	33,953	1,884	5.55%	14,820	966	6.52%
FHLB borrowings	—	—	—	6,189	107	1.73%
Total interest-bearing liabilities	$1,007,986	$10,663	1.06%	$973,982	$16,095	1.65%
Demand deposits and other liabilities	498,031			375,046
Total liabilities	$1,506,017			$1,349,028
Stockholders’ Equity	179,123			149,160
Total Liabilities and Stockholders’ Equity	$1,685,140			$1,498,188
Interest Rate Spread			3.27%			2.69%
Net Interest Income		$53,536			$45,977
Net Interest Margin			3.61%			3.21%
Net Interest Margin, excluding PPP loans(4)			3.48%			3.21%

(1)	Includes loans classified as non-accrual and loans held for sale
(2)	Includes average PPP balances of $123.5 million, related interest income of approximately $1.2 million, and $5.0 million in PPP fees recognized for the year ended December 31, 2021
(3)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.56	$0.92	$2.65	$1.85
Book value per common share	$21.27	$18.86	$21.27	$18.86
Tangible book value per common share(2)	$20.94	$18.86	$20.94	$18.86
Weighted average common shares (basic and diluted)	7,595,062	7,700,470	7,559,310	8,131,334
Common shares outstanding at end of period	7,595,781	7,443,842	7,595,781	7,443,842
Performance Ratios
Return on average assets (annualized)	1.14%	1.88%	1.32%	1.05%
Return on average assets, excluding impact of PPP loans (annualized)(2)	0.90%	1.61%	1.02%	0.87%
Return on average equity (annualized)	10.23%	18.44%	12.38%	10.54%
Return on average common equity (annualized)	10.63%	20.05%	13.18%	10.68%
Yield on earning assets (annualized)	4.25%	4.18%	4.33%	4.34%
Cost of interest bearing liabilities (annualized)	0.97%	1.27%	1.06%	1.65%
Net interest spread	3.28%	2.91%	3.27%	2.69%
Net interest margin (annualized)	3.64%	3.31%	3.61%	3.21%
Net interest margin, excluding PPP loans (annualized)(2)	3.49%	3.19%	3.48%	3.21%
Noninterest income as a percentage of average assets (annualized)	0.38%	0.46%	0.36%	0.50%
Noninterest expense to average assets (annualized)	2.07%	1.99%	1.95%	2.02%
Efficiency ratio(3)	56.31%	54.50%	55.10%	56.67%
Asset Quality
Commercial real estate loans to total capital (4)	367.88%	365.80%	367.88%	365.80%
Construction loans to total capital (5)	148.30%	171.42%	148.30%	171.42%
Loans 30-89 days past due to total gross loans	0.01%	0.01%	0.01%	0.01%
Loans 90 days past due to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	0.00%	0.01%	0.00%	0.01%
Other real estate owned	$775	$1,180	$775	$1,180
Non-performing assets	$775	$1,330	$775	$1,330
Non-performing assets to total assets	0.05%	0.08%	0.05%	0.08%
Non-performing assets to total assets, excluding PPP loans(2)	0.05%	0.09%	0.05%	0.09%
Allowance for loan losses to total gross loans	0.86%	1.03%	0.86%	1.03%
Allowance for loan losses to total loans, excluding PPP loans(2)	0.90%	1.16%	0.90%	1.16%
Allowance for loan losses to non-performing assets	15.09	9.68	15.09	9.68
Net loan charge-offs (recoveries)	$26	$(1,480)	$5	$317
Net charge-offs (recoveries) to average gross loans (annualized)	0.01%	(0.45)%	0.00%	0.03%
Net charge-offs (recoveries) to average gross loans, excluding PPP loans (annualized)(2)	0.01%	(0.51)%	0.00%	0.03%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	16.06%	14.60%	16.06%	14.60%
Tier 1 risk-based capital ratio	15.23%	13.61%	15.23%	13.61%
Leverage ratio	12.89%	10.78%	12.89%	10.78%
Common equity tier 1 ratio	15.23%	13.61%	15.23%	13.61%
Other information
Closing stock price	$24.59	$16.91	$24.59	$16.91
Equity / assets	11.46%	10.20%	11.46%	10.20%
Equity / assets, excluding PPP loans(2)	11.88%	11.12%	11.88%	11.12%
Average equity / average assets	11.16%	9.96%	10.63%	10.00%
Average equity / average assets, less average PPP loans(2)	11.68%	11.29%	11.47%	10.80%
Number of full time equivalent employees	138	126	138	126
# Full service branch offices	6	7	6	7

(1)	Regulatory capital ratios as of December 31, 2021 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes non-owner occupied and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended December 31,		For the year ended December 31,
	2021	2020	2021	2020
Paycheck Protection Program adjustment impact
Loans held for investment (GAAP)	$1,358,935	$1,249,435	$1,358,935	$1,249,435
Less: PPP loans	58,339	135,180	58,339	135,180
Loans held for investment, excluding PPP (non-GAAP)	$1,300,596	$1,114,255	$1,300,596	$1,114,255

Average loans held for investment (GAAP)	$1,203,764	$1,311,726	$1,165,907	$1,219,525
Less: Average PPP loans	74,064	157,787	123,538	116,690
Average loans held for investment, excluding PPP (non-GAAP)	$1,129,700	$1,153,939	$1,042,369	1,102,835

	For the three months ended December 31,		For the year ended December 31,
	2021	2020	2021	2020
Net interest margin adjustment
Net interest income (GAAP)	$13,866	$13,066	$53,536	$45,977
Less: PPP fees recognized	1,015	1,363	4,973	2,598
Less: PPP interest income earned	185	394	1,235	1,167
Net interest income, excluding PPP income (non-GAAP)	12,666	11,309	47,328	42,212

Average interest earning assets (GAAP)	1,511,918	1,568,743	1,482,245	1,431,627
Less: average PPP loans	74,064	157,787	123,538	116,690
Average interest earning assets, excluding PPP (non-GAAP)	1,437,854	1,410,956	1,358,707	1,314,937

Net interest margin (GAAP)	3.64%	3.31%	3.61%	3.21%
Net interest margin, excluding PPP (non-GAAP)	3.49%	3.19%	3.48%	3.21%

	For the three months ended December 31,		For the year ended December 31,
	2021	2020	2021	2020
Total asset adjustment
Total assets (GAAP)	$1,647,402	$1,643,165	$1,647,402	$1,643,165
Less: PPP loans	58,339	135,180	58,339	135,180
Total assets, excluding PPP loans (non-GAAP)	1,589,063	1,507,985	1,589,063	1,507,985

Total equity (GAAP)	188,788	167,665	188,788	167,665
Equity / assets, excluding PPP loans (non-GAAP)	11.88%	11.12%	11.88%	11.12%

Average asset adjustment
Average assets (GAAP)	1,673,054	1,639,756	1,685,140	1,498,188
Less: average PPP loans	74,064	157,787	123,538	116,690
Total average assets, excluding average PPP loans	1,598,990	1,481,969	1,561,602	1,381,498

Total average equity (GAAP)	186,707	167,288	179,123	149,160
Average equity / average assets, excluding average PPP loans (non-GAAP)	11.68%	11.29%	11.47%	10.80%

	For the three months ended December 31,		For the year ended December 31,
	2021	2020	2021	2020
Return on Average Assets, adjusted
Net income (GAAP)	$4,814	$7,710	$22,171	$15,717
Less: PPP fees recognized	1,015	1,363	4,973	2,598
Less: PPP interest income earned	185	394	1,235	1,167
Net income, excluding PPP income (non-GAAP)	3,614	5,953	15,963	11,952

Average total assets	1,673,054	1,639,756	1,685,140	1,498,188
Less: average PPP loans	74,064	157,787	123,538	116,690
Average total assets, excluding PPP (non-GAAP)	1,598,990	1,481,969	1,561,602	1,381,498
Return on average assets, excluding PPP (non-GAAP)	0.90%	1.61%	1.02%	0.87%

	For the three months ended December 31,		For the year ended December 31,
	2021	2020	2021	2020
Nonperforming Assets to total assets, adjusted
Total nonperforming assets (GAAP)	$775	$1,330	$775	$1,330

Total assets (GAAP)	1,647,402	1,643,165	1,647,402	1,643,165
Less: PPP loans	58,339	135,180	58,339	135,180
Total assets, excluding PPP loans (non-GAAP)	1,589,063	1,507,985	1,589,063	1,507,985
Nonperforming assets to total assets, excluding PPP loans (non-GAAP)	0.05%	0.09%	0.05%	0.09%

	For the three months ended December 31,		For the year ended December 31,
	2021	2020	2021	2020
Allowance for loan losses, adjusted
Allowance for loan losses (GAAP)	$11,697	$12,877	$11,697	$12,877

Total gross loans (GAAP)	1,358,935	1,249,435	1,358,935	1,249,435
Less: PPP loans	58,339	135,180	58,339	135,180
Total gross loans, excluding PPP loans (non-GAAP)	1,300,596	1,114,255	1,300,596	1,114,255
Allowance for loan losses to total loans, excluding PPP (non-GAAP)	0.90%	1.16%	0.90%	1.16%

	For the three months ended December 31,		For the year ended December 31,
	2021	2020	2021	2020
Net charge-offs to average loans, adjusted
Total net charge-offs (recoveries) (GAAP)	$26	(1,480)	$5	$317

Total average gross loans (GAAP)	1,203,764	1,311,726	1,165,907	1,219,525
Less: average PPP loans	74,064	157,787	123,538	116,690
Total average gross loans, excluding PPP loans (non-GAAP)	1,129,700	1,153,939	1,042,369	1,102,835
Net charge-offs (recoveries) to average gross loans, excluding PPP (annualized) (non-GAAP)	0.01%	(0.51)%	0.00%	0.03%

	For the three months ended December 31,		For the year ended December 31,
	2021	2020	2021	2020
Stockholders equity, adjusted
Total common stockholders equity	$161,525	140,402	$161,525	$140,402
Less: intangible assets	2,493	—	2,493	—
Tangible common stockholders equity	159,032	140,402	159,032	140,402

Shares outstanding	7,595,781	7,443,842	7,595,781	7,443,842
Tangible book value per common share	$20.94	$18.86	$20.94	$18.86